RCN 8-K Filing                                                    July 2, 2003


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          July 2, 2003 (July 2, 2003)
               --------------------------------------------------
               Date of Report (Date of earliest event reported):


                                RCN Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                   0-22825                   22-3498533
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(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                         Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
        --------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (609) 734-3700
          ----------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events and Required FD Disclosure

         On July 2, 2003, RCN Corporation announced it is investigating inconsistencies in the terms of the indenture governing its 11% Senior Discount Notes due 2008 (the "11% Notes"), which it has uncovered in connection with an approximately $8 million interest payment made on the 11% Notes on July 1, 2003. The press release with respect thereto is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

a) Exhibits

       Exhibit 99.1    RCN Corporation Press Release, dated July 2, 2003.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 2, 2003

                                              RCN CORPORATION

                                              By: /s/ W. Terrell Wingfield, Jr.
                                                 ------------------------------
                                              W. Terrell Wingfield, Jr.
                                              General Counsel and Corporate
                                              Secretary

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EXHIBIT INDEX


Exhibit 99.1     RCN Corporation Press Release, dated July 2, 2003.